Cooper Standard 3Q 2011 Third Quarter 2011 Earnings Call November 15, 2011 Exhibit 99.1

cooperstandard
Introduction & Agenda
•
Introduction:
Glenn Dong, Treasurer
•
Executive Overview:
Jim McElya, CEO
•
Business Highlights:
Keith Stephenson, COO
•
Financial Review & Updated Guidance:
Allen Campbell, CFO
•
Questions & Answers

cooperstandard
Safe Harbor

This presentation includes forward-looking statements, reflecting current analysis and expectations, based on what are believed to be reasonable assumptions. Forward-looking statements may involve known and unknown risks, uncertainties and other factors, which may cause actual results to differ materially from those projected, stated or implied, depending on many factors, including, without limitation: the inability to compare the company’s financial condition or results historically due to fresh start accounting; the ability to maintain contracts and suppliers and customer relationships; limitations on flexibility in operating our business contained in our debt agreements; our dependence on the automotive industry; availability and cost of raw materials; our exposure to natural disasters; our dependence on certain major customers; competition in the automotive industry; sovereign and other risks related to our conducting operations outside the United States; the uncertainty of our ability to achieve expected cost reduction savings; our exposure to product liability and warranty claims; labor conditions; our vulnerability to changes in interest rates; our ability to meet customers’ needs for new and improved products in a timely manner;
our ability to attract and retain key personnel; potential conflicts of interest between our owners and us; our legal rights to our intellectual property portfolio; our pension plans; and environmental and other regulations. There may be other factors that may cause the company’s actual results to differ materially from those projected in any forward-looking statement. Accordingly, there can be no assurance that Cooper Standard will meet future results, performance or achievements expressed or implied by such forward-looking statements. This paragraph is included to provide a safe harbor for forward-looking statements, which are not generally required to be publicly revised as circumstances change and which Cooper Standard does not intend to update.
There may be other factors that may cause the company’s actual results to differ materially from those projected in any forward-looking statements. Cooper Standard undertakes no obligation to update or revise forward-looking statements to reflect events or circumstances that arise after the date such statements were made or to reflect the occurrence of unanticipated events.

cooperstandard
Safe Harbor

In addition to historical information, certain statements contained herein are forward-looking statements within the meaning of federal securities laws, and Cooper Standard Automotive (Cooper Standard) intends that such forward-
looking statements be subject to the safe-harbor created thereby. These forward-looking statements include statements concerning the company’s plans, objectives, goals, strategies, future events, future revenue or performance, capital expenditures, financing needs, plans or intentions relating to acquisitions, business trends, the impact of “fresh-start” accounting, the impact of the company’s bankruptcy on its future performance and other information that is not historical information. When used herein, the words “estimates,” “expects,” “anticipates,”
“projects,” “plans,” “intends,” “believes,” “forecasts,” or future or conditional verbs, such as “will,” “should,” “could,”
or “may,” and variations of such words or similar expressions are intended to identify forward-looking statements.
All forward-looking statements, including, without limitation, management’s examination of historical operating trends and data, are based upon Cooper Standard’s current expectations and various assumptions. Cooper
Standard’s expectations, beliefs and projections are expressed in good faith and Cooper Standard believes there is a reasonable basis for them. However, no assurances can be made that these expectations, beliefs and projections will be achieved. Forward-looking statements are not guarantees of future performance and are subject to significant risks and uncertainties that may cause actual results or achievements to be materially different from the future results or achievements expressed or implied by the forward-looking statements.

Jim McElya Chairman & CEO Executive Overview 3Q 2011

cooperstandard
Executive Overview:
Third Quarter 2011 Review
• Continued revenue and earnings growth:
– 3Q sales growth of 21%
– 3Q adjusted EBITDA margin of 10.4%
• Resulting from:
– Increase in North American volumes
– FMEA joint venture agreement
– Favorable lean savings impact
• Offsetting:
– Higher raw material costs
– Unfavorable FX contracts

cooperstandard

Executive Overview:
Industry Trends
• Detroit 3 Union contracts ratified
• North American volumes holding strong
• Softness in Europe and South America
• Raw materials remain challenging
• Japanese OEMs continue slow recovery

cooperstandard Executive Overview: Strategic Progress • Growth strategy confirmed • Technology investments • Footprint continues to expand 8

Business Highlights 3Q 2011 Keith Stephenson Chief Operating Officer

cooperstandard 10 Business Highlights • Managing specific market challenges • Further expansion in emerging markets • Increasing value add for sealing product line • Business wins – Awards in 3Q cooperstandard 11 Continued Expansion in Emerging Markets Craiova, Romania Chennai, India Nakornratchasima, Thailand Sao Paulo, Brazil

cooperstandard Increased Value Add Sealing Systems 12 • Hardcoat Trim • Bright Trim • Glass Encapsulation • Obstacle Detection System (ODS)

cooperstandard
Business Wins Featuring New Technology

Product Application
Throttle Valve High Feature V-6 Engine
New Generation Pump Global Electric Vehicle
Fuel Rails North American Truck Program
Glass Run Seals Top Selling European Vehicle
Obstacle Detection Systems
Commercialized Application in Europe and
North America

Financial Overview 3Q 2011 Allen Campbell Chief Financial Officer

cooperstandard
3Q and Year-to-Date 2011 Performance

$ Millions
Q3 2010
Q3 2011
Net Sales $585.7 $708.5
Operating Profit
$  28.8 $  33.7
Gross Profit
$102.1 $ 108.6
YTD  2010 YTD 2011
$1,810.4 $2,157.8
$   116.5 $    102.3
$   312.8 $   353.0
Net Income
$ 20.8 $  15.7 $   305.5 $    79.6
Adjusted EBITDA
(excluding qtr. one times)
$  73.4 $   214.8 $  257.5 $  67.2
% Margin
10.4%
11.9%
11.5%
11.9%
SGA
$  68.6 $  64.4 $   183.8 $   190.9

cooperstandard
EBITDA and Adjusted EBITDA Reconciliation

$ USD Millions 2010 2011
Net Income $305.5 $ 79.6
Provision for income tax expense
45.3
EBITDA $482.1
$ 228.6
Restructuring* 7.1 48.1
Adjusted EBITDA $ 214.8 $ 257.5
26.8
9 Months Ended September 30
Net interest expense
58.7 30.2
Depreciation and amortization
72.6 92.0
Inventory write-up
3.8
Stock compensation
8.3
EDITDA and Adjusted EBITDA are Non-GAAP measures. Reference comments on slide 21
*Net of Minority Interest impact in France JV
Non-controlling interest restructuring
(19.0)
Acquisition Costs --
2.2
--
Net gain on partial sale of joint venture
8.1
0.7
--
(11.4)
Reorganization/fresh start
(303.4)
--
Foreign exchange losses
17.1
--
3 Months Ended September 30
3Q - 2011
$15.7
8.0
$65.0
6.5
$ 73.4
9.6
31.7
3.0
0.2
(1.3)
--
--
--
--
th
th

cooperstandard
Cash Flow 3Q 2011

Cash balance as of June 30 313.5 $
   Cash generated (27.2)
Cash balance as of September 30 286.3 $
($ in Millions)
Q3 - 2011 YTD - 2011
Cash from business 43.0 $         146.1 $
Pension funding (2.9) (31.4)
Changes in operating assets & liabilities (20.8)           (68.9)
     Cash from operations 19.3 $         45.8 $
Capital expenditures (24.8)           (70.3)
     Cash from operations less CAPEX (5.5) $          (24.5) $
Acquisition of business, plus cash acquired -                   30.9
Proceeds from partial sale of joint venture -                   16.0
Investment in affiliate (10.5) (10.5)
Dividends (1.8) (5.4)
Financing activities (5.1) (7.7)
Foreign exchange/other (4.3) (7.0)
     Net cash used (27.2) $        (8.2) $

cooperstandard

3Q 2011 Comparisons
Reported
Same Quarter Prior
Year
Reported
Noteworthy Items
FX on Sales $28.5
FX Swing $  8.2
Unrealized Loss on  JV Forward Contract $  5.5
Raw Material Prices
$51.1
$708.5
$(3.2)
$15.7
$(2.2)
$73.4
Same Quarter Prior
Year
Net Sales
Net Income
Adjusted EBITDA
$585.7
$657.4
Same Quarter Prior Year Reported
Legacy Business Acquisitions
$67.2
$75.6
Legacy Business
Acquisitions
$20.8
$18.9
Legacy Business
Acquisitions

cooperstandard

2011 Guidance - Reaffirmed
• Sales:  $2.8 billion - $2.9 billion
• Capital expenditures: $100 million -
• Cash restructuring: $50 million - $60 million
• Cash taxes: $25 million - $30 million
$110 million

cooperstandard
Non-GAAP Financial Measures

Management considers EBITDA and adjusted EBITDA as key indicators of the
Company’s operating performance and believes that these and similar measures are widely used by investors, securities analysts and other interested parties in evaluating the Company’s performance. Adjusted EBITDA is defined as net income adjusted to reflect income tax expense, interest expense net of interest income, depreciation and amortization and certain non-recurring items that management does not consider to be reflective of the Company’s core operating performance.
When analyzing the Company’s operating performance, investors should use
EBITDA and adjusted EBITDA in addition to, and not as alternatives for, net income, operating income, or any other performance measure derived in accordance with
GAAP, or as an alternative to cash flow from operating activities as a measure of the Company’s performance. EBITDA and adjusted EBITDA have limitations as analytical tools and should not be considered in isolation or as substitutes for analysis of the Company’s results of operations as reported under GAAP. Other companies may report EBITDA and adjusted EBITDA differently and therefore
Cooper Standard’s results may not be comparable to other similarly titled measures of other companies. In addition, in evaluating adjusted EBITDA, it should be noted
that in the future Cooper Standard may incur expenses similar to or in excess of the adjustments in the above presentation. This presentation of adjusted EBITDA should not be construed as an inference that Cooper Standard’s future results will be unaffected by unusual or non-recurring items.

Questions & Answers

cooperstandard
3Q 2011 Summary
• Continue to successfully navigate changing
business environment
• Strong organic growth due to rising volumes
and increased efficiency
• Effectively managing raw material costs
• Acquisitions and investments position us well
globally